Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated October 21, 2013 to the

GMO Trust Multi-Class Prospectus dated June 30, 2013

and Statement of Additional Information dated June 30, 2013, as revised October 1, 2013

Management of the Funds

Beginning in November 2013, GMO will begin using the GMO Asset Allocation Division’s multi-year asset class forecasts as a part of the investment process for the Funds listed below (collectively, the “Funds”). Thomas Hancock and David Cowan (the Co-Heads of GMO’s Global Equity Division) will continue to be primarily responsible for the day-to-day management of the Funds’ portfolios, while Ben Inker and Sam Wilderman (the Co-Heads of GMO’s Asset Allocation Division) will be primarily responsible for the asset class forecasts and will provide high-level investment oversight to the Funds.

U.S. Core Equity Fund	International Core Equity Fund
U.S. Intrinsic Value Fund	International Intrinsic Value Fund
U.S. Growth Fund	International Growth Equity Fund
U.S. Small/Mid Cap Fund	International Small Companies Fund
Real Estate Fund	Tax-Managed International Equities Fund
Developed World Stock Fund

The individual(s) identified as “Senior Members” with respect to the Funds in each Fund’s Prospectus and Statement of Additional Information are amended to reflect the foregoing.

Global Focused Equity Fund

The parenthetical “(30-50)” in the following sentence is deleted from Global Focused Equity Fund’s description of principal investment strategies: “The Manager anticipates that the Fund will focus its investments in a limited number (30-50) of securities that the Manager believes offers the most attractive investment opportunities in U.S. and non-U.S. equity markets.”

Determination of Net Asset Value

The following statement is added to Prospectus, under the section “Determination of Net Asset Value”: “Current net asset values per share for each series of GMO Trust are available at www.gmo.com.”